Supplement dated July 23, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), each as supplemented as applicable, of the following fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Acorn Trust
Columbia Acorn International®	5/1/2020
Louis J. Mendes has announced that on August 28, 2020, he will retire from Columbia Wanger Asset Management, LLC, the Fund's investment manager, step down as portfolio manager to the Fund and resign as Co-President of Columbia Acorn Trust. Mr. Mendes will continue in his current roles through August 28, 2020, including serving as a portfolio manager to the Fund along with Tae Han (Simon) Kim and Hans Stege, as described below. Effective August 31, 2020, all information for Mr. Mendes is hereby removed from the Fund's Prospectus, Summary Prospectus and SAI.
Effective immediately, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby removed and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2017	Since 2011
Hans F. Stege	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2017
Louis J. Mendes, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2003	From 2001 through August 28, 2020
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby removed and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since 2017	Since 2011
Hans F. Stege	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2017
Louis J. Mendes, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2003	From 2001 through August 28, 2020
Mr. Kim has been associated with the Investment Manager as an investment professional since 2011, and has served as a Vice President of the Trust since March 2018. Mr. Kim began his investment career in 2007 and earned a B.A. from Boston College and an M.B.A from the University of Oxford.
Mr. Stege has been associated with the Investment Manager or its predecessors as an investment professional since 2017 and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Mr. Stege was a partner and research analyst at another investment firm, and also worked as a senior analyst for an energy consulting firm. Mr. Stege began his investment career in 2014, and earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Mendes has been associated with the Investment Manager or its predecessors as an investment professional since 2001, was a Vice President of the Trust from 2003 to March 2019, and has been a Co-President of the Trust since March 2019. Mr. Mendes began his investment career in 1986 and earned a B.A. from Columbia University and an M.I.M. from the American Graduate School of International Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP111_12_006_(07/20)